    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 1995

                                                REGISTRATION NO. 33-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                            USA WASTE SERVICES, INC.
             (Exact name of registrant as specified in its charter)
                             ---------------------

                   DELAWARE                                     73-1309529
       (State or other jurisdiction of                       (I.R.S. Employer
        incorporation or organization)                     Identification No.)

                                                           GREGORY T. SANGALIS
         5000 QUORUM DRIVE, SUITE 300                  5000 QUORUM DRIVE, SUITE 300
             DALLAS, TEXAS 75240                           DALLAS, TEXAS 75240
                (214) 383-7900                                (214) 383-7900
 (Address, including zip code, and telephone     (Name, address, including zip code, and
               number, including                            telephone number,
area code, of registrant's principal executive   including area code, of agent for service)
                   offices)

                             ---------------------
                                   Copies to:

               DAVID J. GRAHAM                               THOMAS J. MURPHY
            ANDREWS & KURTH L.L.P.                       MCDERMOTT, WILL & EMERY
          4200 TEXAS COMMERCE TOWER                       227 WEST MONROE STREET
             HOUSTON, TEXAS 77002                      CHICAGO, ILLINOIS 60606-5096
                (713) 220-4200                                (312) 984-2069

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 33-62547

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                             ---------------------
                   CALCULATION OF ADDITIONAL REGISTRATION FEE

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                                                 PROPOSED
                                                 MAXIMUM      PROPOSED MAXIMUM
                                  AMOUNT      OFFERING PRICE AGGREGATE OFFERING
TITLE OF EACH CLASS OF            TO BE            PER            PRICE OF         AMOUNT OF
SECURITIES TO BE REGISTERED     REGISTERED       SHARE(1)        SHARES(1)      REGISTRATION FEE
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
Common Stock, $.01 par
  value......................  460,000 Shares     $19.625        $9,027,500          $3,113
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 33-62547) filed by USA Waste Services, Inc. (the "Company") with the Securities and Exchange Commission on September 11, 1995, as amended by the Amendment No. 1 thereto filed on September 25, 1995, which was declared effective October 2, 1995, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on October 2, 1995.

                                            USA WASTE SERVICES, INC.

                                            By     /s/  EARL E. DeFRATES
                                                ----------------------------
                                                      Earl E. DeFrates
                                                  Executive Vice President
                                                and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below and on October 2, 1995.

                 SIGNATURES                                         TITLE
---------------------------------------------   ---------------------------------------------
                       *                        Chief Executive Officer and Chairman of the
---------------------------------------------     Board of Directors
                John E. Drury

                       *                        Vice Chairman of the Board of Directors and
---------------------------------------------     Chief Development Officer
          Donald F. Moorehead, Jr.

                       *                        Vice Chairman of the Board of Directors
---------------------------------------------
              John G. Rangos, Sr.

                       *                        President, Chief Operating Officer and
---------------------------------------------     Director
           David Sutherland-Yoest

                /s/  EARL E. DeFRATES           Executive Vice President and Chief Financial
---------------------------------------------     Officer
              Earl E. DeFrates

                       *                        Executive Vice President and Director
---------------------------------------------
             Alexander W. Rangos

                       *                        Vice President, Corporate Controller and
---------------------------------------------     Chief Accounting Officer
               Bruce E. Snyder

                       *                        Director
---------------------------------------------
               George L. Ball

                       *                        Director
---------------------------------------------
              Peter J. Gibbons

                 SIGNATURES                                         TITLE
---------------------------------------------   ---------------------------------------------

                     *                          Director
---------------------------------------------
             Richard J. Heckmann

                     *                          Director
---------------------------------------------
             William E. Moffett

   *By:  /s/  EARL E. DeFRATES
---------------------------------------------
              Earl E. DeFrates
              Attorney-in-Fact

                               INDEX TO EXHIBITS

                                                                                     SEQUENTIALLY
  EXHIBIT                                                                              NUMBERED
  NUMBER                                 DESCRIPTION                                     PAGE
---------  ------------------------------------------------------------------------  ------------
   *1.1    Form of Underwriting Agreement.
    5.1    Opinion of Andrews & Kurth L.L.P.
   23.1    Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1).
   23.2    Consent of Coopers & Lybrand L.L.P.
   23.3    Consent of Deloitte & Touche LLP.
   23.4    Consent of Arthur Andersen LLP.
   *24.1   Powers of attorney.

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*Incorporated by reference to the Company's Registration Statement on Form S-3,
 as amended, Reg. No. 33-62547.